Effective February 25, 2013,
the companys name will change
to CSPC Pharmaceutical Group
Limited

Exhibit A to Deposit Agreement



No.
[Sponsored]AMERICANDEPOSITAR
Y
SHARES
(Each American Depositary
Share represents fifty
deposited Shares)

THE BANK OF NEW YORK
AMERICAN DEPOSITARY RECEIPT
FOR ORDINARY SHARES OF THE
PAR VALUE OF HK$0.10 EACH OF
CHINA PHARMACEUTICAL
ENTERPRISE AND INVESTMENT
CORPORATION LIMITED
(INCORPORATED UNDER THE LAWS
OF HONG KONG)

	The Bank of New York as
depositary (hereinafter
called the Depositary), hereby
certifies that


                 , or
registered assigns IS THE
OWNER OF

AMERICAN DEPOSITARY SHARES

representing deposited
Ordinary Shares (herein called
Shares) of China
Pharmaceutical Enterprise and
Investment Corporation
Limited, incorporated under
the laws of Hong Kong (herein
called the Company).  At the
date hereof, each American De-
positary Share represents
fifty Shares which are either
deposited or subject to
deposit under the deposit
agreement at the Hong Kong
office of The Hongkong and
Shanghai Banking Corporation
(herein called the Custodian).
 The Depositarys Corporate
Trust Office is located at a
different address than its
principal executive office.
Its Corporate Trust Office is
located at 101 Barclay Street,
New York, N.Y. 10286, and its
principal executive office is
located at 48 Wall Street, New
York, N.Y. 10286.

THE DEPOSITARYS CORPORATE
TRUST OFFICE ADDRESS IS
101 BARCLAY STREET, NEW YORK,
N.Y.  10286



1.	THE DEPOSIT AGREEMENT.
	This American Depositary
Receipt is one of an issue
(herein called Receipts), all
issued and to be issued upon
the terms and conditions set
forth in the deposit
agreement, dated as of
September 8, 1995 (herein
called the Deposit Agreement),
by and among the Company, the
Depositary, and all Owners and
holders from time to time of
Receipts issued thereunder,
each of whom by accepting a
Receipt agrees to become a
party thereto and become bound
by all the terms and conditions
thereof.  The Deposit
Agreement sets forth the
rights of Owners and holders
of the Receipts and the rights
and duties of the Depositary
in respect of the Shares
deposited thereunder and any
and all other securities,
property and cash from time to
time received in respect of
such Shares and held
thereunder (such Shares,
securities, property, and cash
are herein called Deposited
Securities).  Copies of the
Deposit Agreement are on file
at the Depositarys Corporate
Trust Office in New York City
and at the office of the
Custodian.

	The statements made on the
face and reverse of this Re-
ceipt are summaries of certain
provisions of the Deposit
Agreement and are qualified by
and subject to the detailed
provisions of the Deposit
Agreement, to which reference
is hereby made. Capitalized
terms not defined herein shall
have the meanings set forth in
the Deposit Agreement.

2.	SURRENDER OF RECEIPTS AND
WITHDRAWAL OF SHARES.
	Upon surrender at the
Corporate Trust Office of the
Depositary of this Receipt,
and upon payment of the fee of
the Depositary provided in
this Receipt, and subject to
the terms and conditions of the
Deposit Agreement, the Owner
hereof is entitled to
delivery, to him or upon his
order, of the Deposited
Securities at the time
represented by the American
Depositary Shares for which
this Receipt is issued.
Delivery of such Deposited
Securities may be made by the
delivery of (a) certificates
in the name of the Owner hereof
or as ordered by him or by the
delivery of certificates
properly endorsed or
accompanied by proper
instruments of transfer and
(b) any other securities,
property and cash to which such
Owner is then entitled in
respect of this Receipt.  Such
delivery will be made at the
option of the Owner hereof,
either at the office of the
Custodian or at the Corporate
Trust Office of the
Depositary, provided that the
forwarding of certificates for
Shares or other Deposited
Securities for such delivery
at the Corporate Trust Office
of the Depositary shall be at
the risk and expense of the
Owner hereof.

3.	TRANSFERS, SPLITUPS, AND
COMBINATIONS OF RECEIPTS.
	The transfer of this
Receipt is registrable on the
books of the Depositary at its
Corporate Trust Office by the
Owner hereof in person or by
a duly authorized attorney,
upon surrender of this Receipt
properly endorsed for transfer
or accompanied by proper
instruments of transfer and
funds sufficient to pay any
applicable transfer taxes and
the expenses of the Depositary
and upon compliance with such
regulations, if any, as the
Depositary may establish for
such purpose.  This Receipt
may be split into other such
Receipts, or may be combined
with other such Receipts into
one Receipt, evidencing the
same aggregate number of
American Depositary Shares as
the Receipt or Receipts
surrendered.  As a condition
precedent to the execution and
delivery, registration of
transfer, splitup,
combination, or surrender of
any Receipt or withdrawal of
any Deposited Securities, the
Depositary, the Custodian, or
Registrar may require payment
from the depositor of Shares
or the presentor of the Receipt
of a sum sufficient to
reimburse it for any tax or
other governmental charge and
any stock transfer or
registration fee with respect
thereto (including any such
tax or charge and fee with
respect to Shares being
deposited or withdrawn) and
payment of any applicable fees
as provided in this Receipt,
may require the production of
proof satisfactory to it as to
the identity and genuineness
of any signature and may also
require compliance with any
regulations  the Depositary
may establish consistent with
the provisions of the Deposit
Agreement or this Receipt.

	 The delivery of Receipts
against deposits of Shares
generally or against deposits
of particular Shares may be
suspended, or the transfer of
Receipts in particular
instances may be refused, or
the registration of transfer
of outstanding Receipts
generally may be suspended,
during any period when the
transfer books of the
Depositary are closed, or if
any such action is deemed
necessary or advisable by the
Depositary or the Company at
any time or from time to time
because of any requirement of
law or of any government or
governmental body or
commission, or under any
provision of the Deposit
Agreement or this Receipt, or
for any other reason, subject
to the provisions of the
following sentence.
Notwithstanding anything to
the contrary in the Deposit
Agreement or this Receipt, the
surrender of outstanding
Receipts and withdrawal of
Deposited Securities may not
be suspended subject only to
(i) temporary delays caused by
closing the transfer books of
the Depositary or the Company
or the deposit of Shares in
connection with voting at a
shareholders meeting, or the
payment of dividends, (ii) the
payment of fees, taxes and
similar charges, and (iii)
compliance with any U.S. or
foreign laws or governmental
regulations relating to the
Receipts or to the withdrawal
of the Deposited Securities.
 Without limitation of the
foregoing, the Depositary
shall not knowingly accept for
deposit under the Deposit
Agreement any Shares required
to be registered under the
provisions of the Securities
Act of 1933, unless a
registration statement is in
effect as to such Shares.

4.	LIABILITY OF OWNER FOR
TAXES.
	If any tax or other
governmental charge shall
become payable with respect to
any Receipt or any Deposited
Securities represented
hereby, such tax or other
governmental charge shall be
payable by the Owner hereof to
the Depositary.  The
Depositary may refuse to
effect any transfer of this
Receipt or any withdrawal of
Deposited Securities
represented by American
Depositary Shares evidenced by
such Receipt until such
payment is made, and may
withhold any dividends or
other distributions, or may
sell for the account of the
Owner hereof any part or all
of the Deposited Securities
represented by the American
Depositary Shares evidenced by
this Receipt, and may apply
such dividends or other
distributions or the proceeds
of any such sale in payment of
such tax or other governmental
charge and the Owner hereof
shall remain liable for any
deficiency.

5.	WARRANTIES OF DEPOSITORS.
	Every person depositing
Shares hereunder shall be
deemed thereby to represent
and warrant that such Shares
and each certificate therefor
are validly issued, fully
paid, nonassessable, and free
of any preemptive rights of the
holders of outstanding Shares
and that the person making such
deposit is duly authorized so
to do.  Every such person
shall also be deemed to
represent that the deposit of
such Shares and the sale of
Receipts evidencing American
Depositary Shares repre-
senting such Shares by that
person are not restricted
under the Securities Act of
1933.  Such representations
and warranties shall survive
the deposit of Shares and issu-
ance of Receipts.

6.	FILING PROOFS,
CERTIFICATES, AND OTHER
INFORMATION.
	Any person presenting
Shares for deposit or any Owner
of a Receipt may be required
from time to time to file with
the Depositary or the
Custodian such proof of
citizenship or residence,
exchange control approval, or
such information relating to
the registration on the books
of the Company or  the Foreign
Registrar, if applicable, to
execute such certificates and
to make such representations
and warranties, as the De-
positary may deem necessary or
proper.  The Depositary may
withhold the delivery or
registration of transfer of
any Receipt or the
distribution of any dividend
or sale or distribution of
rights or of the proceeds
thereof or the delivery of any
Deposited Securities until
such proof or other
information is filed or such
certificates are executed or
such representations and
warranties made.  No Share
shall be accepted for deposit
unless accompanied by evidence
satisfactory to the Depositary
that any necessary approval
has been granted by any
governmental body in Hong Kong
which is then performing the
function of the regulation of
currency exchange.  Upon the
request of the Company, the
Depositary shall provide the
Company, with copies of all
such certificates and such
written representations and
warranties provided to the
Depositary under Section 3.1
of the Deposit Agreement.
Each Owner agrees to provide
any information requested by
the Company or the Depositary
pursuant to this paragraph.

7.	CHARGES OF DEPOSITARY.
	The Company agrees to pay
the fees, reasonable expenses
and outofpocket charges of the
Depositary and those of any
Registrar only in accordance
with agreements in writing en-
tered into between the
Depositary and the Company
from time to time.  The
Depositary shall present its
statement for such charges and
expenses to the Company once
every three months.  The
charges and expenses of the
Custodian are for the sole
account of the Depositary.

	The following charges
shall be incurred by any party
depositing or withdrawing
Shares or by any party
surrendering Receipts or to
whom Receipts are issued
(including, without
limitation, issuance pursuant
to a stock dividend or stock
split declared by the Company
or an exchange of stock regard-
ing the Receipts or Deposited
Securities or a distribution
of Receipts pursuant to
Section 4.3 of the Deposit
Agreement), whichever
applicable: (1) taxes and
other governmental charges,
(2) such registration fees as
may from time to time be in
effect for the registration of
transfers of Shares generally
on the Share register of the
Company or Foreign Registrar
and applicable to transfers of
Shares to the name of the
Depositary or its nominee or
the Custodian or its nominee
on the making of deposits or
withdrawals hereunder, (3)
such cable, telex and
facsimile transmission
expenses as are expressly
provided in the Deposit
Agreement, (4) such expenses
as are incurred by the
Depositary in the conversion
of foreign currency pursuant
to Section 4.5 of the Deposit
Agreement, (5) a fee of $5.00
or less per 100 American
Depositary Shares (or portion
thereof) for the execution and
delivery of Receipts pursuant
to Section 2.3, 4.3 or 4.4, and
the surrender of Receipts
pursuant to Section 2.5 or 6.2
of the Deposit Agreement, (6)
a fee of $.02 or less per Ameri-
can Depositary Share (or
portion thereof) for any cash
distribution made pursuant to
the Deposit Agreement
including, but not limited to
Sections 4.1 through 4.4
thereof, and (7) a fee for the
distribution of securities
pursuant to Section 4.2 of the
Deposit Agreement, such fee
being in an amount equal to the
fee for the execution and
delivery of American
Depositary Shares referred to
above which would have been
charged as a result of the
deposit of such securities
(for purposes of this clause
(7) treating all such
securities as if they were
Shares), but which securities
are instead distributed by the
Depositary to Owners.

	The Depositary, subject
to Article (8) hereof, may own
and deal in any class of
securities of the Company and
its affiliates and in
Receipts.

8.  LOANS AND PRERELEASE OF
SHARES AND RECEIPTS.
	Notwithstanding Section
2.3 of the Deposit Agreement,
the Depositary may execute and
deliver Receipts prior to the
receipt of Shares pursuant to
Section 2.2 of the Deposit
Agreement (PreRelease).  The
Depositary may, pursuant to
Section 2.5 of the Deposit
Agreement, deliver Shares upon
the receipt and cancellation
of Receipts which have been
PreReleased, whether or not
such cancellation is prior to
the termination of such
PreRelease or the Depositary
knows that such Receipt has
been PreReleased.  The
Depositary may receive
Receipts in lieu of Shares in
satisfactory of a PreRelease.
 Each PreRelease will be (a)
preceded or accompanied by a
written representation from
the person to whom Receipts are
to be delivered that such
person, or its customer, owns
the Shares or Receipts to be
remitted, as the case may be,
(b) at all times fully
collateralized with cash or
such other collateral as the
Depositary deems appropriate,
(c) terminable by the
Depositary on not more than
five (5) business days notice,
and (d) subject to such further
indemnities and credit
regulations as the Depositary
deems appropriate.  The
number of American Depositary
Shares which are outstanding
at any time as a result of
PreReleases will not normally
exceed thirty percent (30%) of
the Shares deposited
hereunder; provided, however,
that the Depositary reserves
the right to change or
disregard such limit from time
to time as it deems
appropriate.

	The Depositary may retain
for its own account any com-
pensation received by it in
connection with the foregoing.

9.  TITLE TO RECEIPTS.
	It is a condition of this
Receipt and every successive
holder and Owner of this
Receipt by accepting or
holding the same consents and
agrees, that title to this
Receipt when properly endorsed
or accompanied by proper
instruments of transfer, is
transferable by delivery with
the same effect as in the case
of a negotiable instrument,
provided, however, that the
Depositary, notwithstanding
any notice to the contrary, may
treat the person in whose name
this Receipt is registered on
the books of the Depositary as
the absolute owner hereof for
the purpose of determining the
person entitled to
distribution of dividends or
other distributions or to any
notice provided for in the
Deposit Agreement or for all
other purposes and neither the
Depositary nor the Company
shall have any obligation or
be subject to any liability
under the Deposit Agreement to
the holder of this Receipt
unless such holder is the Owner
hereof.

10.  VALIDITY OF RECEIPT.
	This Receipt shall not be
entitled to any benefits under
the Deposit Agreement or be
valid or obligatory for any
purpose, unless this Receipt
shall have been executed by the
Depositary by the manual or
facsimile signature of a duly
authorized signatory of the
Depositary and, if a Registrar
for the Receipts shall have
been appointed, countersigned
by the manual or facsimile
signature of a duly authorized
officer of the Registrar.

11.  REPORTS; INSPECTION OF
TRANSFER BOOKS.

	The Company currently
furnishes the Securities and
Exchange Commission (here-
inafter called the Commission)
with certain public reports
and documents required by
foreign law or otherwise under
Rule 12g32(b) under the
Securities Exchange Act of
1934.

	Such reports and
communications will be
available for inspection and
copying by holders and Owners
at the public reference
facilities maintained by the
Commission located at 450
Fifth Street, N.W.,
Washington, D.C. 20549.

	The Depositary will make
available for inspection by
Owners of Receipts at its
Corporate Trust Office any
reports and communications,
including any proxy soliciting
material, received from the
Company which are both (a)
received by the Depositary as
the holder of the Deposited
Securities and (b) made
generally available to the
holders of such Deposited
Securities by the Company.
The Depositary will also, upon
written request, send to
Owners of Receipts copies of
such reports when furnished by
the Company pursuant to the
Deposit Agreement.

	The Depositary will keep
books for the registration of
Receipts and transfers of
Receipts which at all
reasonable times shall be open
for inspection by the Owners
of Receipts provided that such
inspection shall not be for the
purpose of communicating with
Owners of Receipts in the
interest of a business or
object other than the business
of the Company or a matter
related to the Deposit
Agreement or the Receipts.

12.  DIVIDENDS AND
DISTRIBUTIONS.
	Whenever the Depositary
receives any cash dividend or
other cash distribution on any
Deposited Securities, the
Depositary will, if at the time
of receipt thereof any amounts
received in a foreign currency
can in the judgment of the De-
positary be converted on a
reasonable basis into United
States dollars transferable to
the United States, and subject
to the Deposit Agreement,
convert, as promptly as
practicable, such dividend or
distribution into dollars and
will promptly distribute the
amount thus received to the
Owners of Receipts entitled
thereto, provided, however,
that in the event that the
Company or the Depositary is
required to withhold and does
withhold from any cash
dividend or other cash
distribution in respect of any
Deposited Securities an amount
on account of taxes, the amount
distributed to the Owners of
the Receipts evidencing
American Depositary Shares
representing such Deposited
Securities shall be reduced
accordingly.

	Subject to the provisions
of Section 4.11 and 5.9 of the
Deposit Agreement, whenever
the Depositary receives any
distribution other than a
distribution described in
Sections 4.1, 4.3 or 4.4 of the
Deposit Agreement, the
Depositary will cause the
securities or property
received by it to be
distributed to the Owners of
Receipts entitled thereto, in
any manner that the Depositary
may deem equitable and
practicable for accomplishing
such distribution; provided,
however, that if in the opinion
of the Depositary such distri-
bution cannot be made
proportionately among the
Owners of Receipts entitled
thereto, or if for any other
reason the Depositary deems
such distribution not to be
feasible, the Depositary may,
after consultation with the
Company, adopt such method as
it may deem equitable and
practicable for the purpose of
effecting such distribution,
including, but not limited to,
the public or private sale of
the securities or property
thus received, or any part
thereof, and the net proceeds
of any such sale (net of the
fees of the Depositary as
provided in Section 5.9 of the
Deposit Agreement) shall be
distributed by the Depositary
to the Owners of Receipts
entitled thereto as in the case
of a distribution received in
cash.

	If any distribution
consists of a dividend in, or
free distribution of, Shares,
the Depositary may and shall
if the Company shall so
request, distribute to the
Owners of outstanding Receipts
entitled thereto, additional
Receipts evidencing an
aggregate number of American
Depositary Shares rep-
resenting the amount of Shares
received as such dividend or
free distribution subject to
the terms and conditions of the
Deposit Agreement with respect
to the deposit of Shares and
the issuance of American
Depositary Shares evidenced by
Receipts, including the
withholding of any tax or other
governmental charge as
provided in Section 4.11 of the
Deposit Agreement and the
payment of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement.  In lieu of
delivering Receipts for
fractional American
Depositary Shares in any such
case, the Depositary will sell
the amount of Shares
represented by the aggregate
of such fractions and dis-
tribute the net proceeds, all
in the manner and subject to
the conditions set forth in the
Deposit Agreement.  If ad-
ditional Receipts are not so
distributed, each American
Depositary Share shall
thenceforth also represent the
additional Shares distributed
upon the Deposited Securities
represented thereby.

	In the event that the
Depositary determines that any
distribution in property
(including Shares and rights
to subscribe therefor) is
subject to any tax or other
governmental charge which the
Depositary is obligated to
withhold, the Depositary may
by public or private sale
dispose of all or a portion of
such property (including
Shares and rights to subscribe
therefor) in such amounts and
in such manner as the
Depositary deems necessary and
practicable to pay any such
taxes or charges, and the
Depositary shall distribute
the net proceeds of any such
sale after deduction of such
taxes or charges to the Owners
of Receipts entitled thereto.

13.  CONVERSION OF FOREIGN
CURRENCY.
	Whenever the Depositary
shall receive foreign cur-
rency, by way of dividends or
other distributions or the net
proceeds from the sale of
securities, property or
rights, and if at the time of
the receipt thereof the
foreign currency so received
can in the judgment of the
Depositary be converted on a
reasonable basis into Dollars
and the resulting Dollars
transferred to the United
States, the Depositary shall
convert or cause to be
converted, by sale or in any
other manner that it may
determine, such foreign
currency into Dollars, and
such Dollars shall be
distributed to the Owners
entitled thereto or, if the
Depositary shall have
distributed any warrants or
other instruments which
entitle the holders thereof to
such Dollars, then to the
holders of such warrants
and/or instruments upon
surrender thereof for
cancellation.  Such
distribution may be made upon
an averaged or other
practicable basis without
regard to any distinctions
among Owners on account of
exchange restrictions, the
date of delivery of any Receipt
or otherwise and shall be net
of any expenses of conversion
into Dollars incurred by the
Depositary as provided in
Section 5.9 of the Deposit
Agreement.

	If such conversion or
distribution can be effected
only with the approval or
license of any government or
agency thereof, the Depositary
shall file such application
for approval or license, if
any, as it may deem desirable.

	If at any time the
Depositary shall determine
that in its judgment any
foreign currency received by
the Depositary is not
convertible on a reasonable
basis into Dollars transfer-
able to the United States, or
if any approval or license of
any government or agency
thereof which is required for
such conversion is denied or
in the opinion of the
Depositary is not obtainable,
or if any such approval or
license is not obtained within
a reasonable period as
determined by the Depositary,
the Depositary may distribute
the foreign currency (or an
appropriate document
evidencing the right to
receive such foreign currency)
received by the Depositary to,
or in its discretion may hold
such foreign currency
uninvested and without
liability for interest thereon
for the respective accounts
of, the Owners entitled to
receive the same.

	If any such conversion of
foreign currency, in whole or
in part, cannot be effected for
distribution to some of the
Owners entitled thereto, the
Depositary may in its
discretion make such
conversion and distribution in
Dollars to the extent
permissible to the Owners
entitled thereto and may
distribute the balance of the
foreign currency received by
the Depositary to, or hold such
balance uninvested and without
liability for interest thereon
for the respective accounts
of, the Owners entitled
thereto.

14.  RIGHTS.
	In the event that the
Company shall offer or cause
to be offered to the holders
of any Deposited Securities
any rights to subscribe for
additional Shares or any
rights of any other nature, the
Depositary shall have
discretion as to the procedure
to be followed in making such
rights available to any Owners
or in disposing of such rights
on behalf of any Owners and
making the net proceeds
available in Dollars to such
Owners or, if by the terms of
such rights offering or, for
any other reason, the
Depositary may not either make
such rights available to any
Owners or dispose of such
rights and make the net
proceeds available to such
Owners, then the Depositary
shall allow the rights to
lapse.  If at the time of the
offering of any rights the
Depositary determines in its
discretion, after
consultation with the Company,
that it is lawful and feasible
to make such rights available
to all Owners or to certain
Owners but not to other Owners,
the Depositary may, after
consultation with the Company,
distribute, to any Owner to
whom it determines the
distribution to be lawful and
feasible, in proportion to the
number of American Depositary
Shares held by such Owner,
warrants or other instruments
therefor in such form as it
deems appropriate.  If the De-
positary determines in its
discretion, after
consultation with the Company,
that it is not lawful and
feasible to make such rights
available to certain Owners,
it may sell the rights or
warrants or other instruments
in proportion to the number of
American Depositary Shares
held by the Owners to whom it
has determined it may not
lawfully or feasibly make such
rights available, and allocate
the net proceeds of such sales
(net of the fees of the
Depositary as provided in
Section 5.9 of the Deposit
Agreement and all taxes and
governmental charges payable
in connection with such rights
and subject to the terms and
conditions of the Deposit
Agreement) for the account of
such Owners otherwise entitled
to such rights, warrants or
other instruments, upon an
averaged or other practical
basis without regard to any
distinctions among such Owners
because of exchange restric-
tions or the date of delivery
of any Receipt or otherwise.


 	In circumstances in which
rights would otherwise not be
distributed, if an Owner of
Receipts requests the
distribution of warrants or
other instruments in order to
exercise the rights allocable
to the American Depositary
Shares of such Owner
hereunder, the Depositary will
make such rights available to
such Owner upon written notice
from the Company to the
Depositary that (a) the
Company has elected in its sole
discretion to permit such
rights to be exercised and (b)
such Owner has executed such
documents as the Company has
determined in its sole
discretion are reasonably
required under applicable law.

	If the Depositary has
distributed warrants or other
instruments for rights to all
or certain Owners, then upon
instruction from such an Owner
pursuant to such warrants or
other instruments to the
Depositary from such Owner to
exercise such rights, upon
payment by such Owner to the
Depositary for the account of
such Owner of an amount equal
to the purchase price of the
Shares to be received upon the
exercise of the rights, and
upon payment of the fees of the
Depositary and any other
charges as set forth in such
warrants or other instruments,
the Depositary shall, on
behalf of such Owner, exercise
the rights and purchase the
Shares, and the Company shall
cause the Shares so purchased
to be delivered to the
Depositary on behalf of such
Owner.  As agent for such
Owner, the Depositary will
cause the Shares so purchased
to be deposited pursuant to
Section 2.2 of the Deposit
Agreement, and shall, pursuant
to Section 2.3 of the Deposit
Agreement, execute and deliver
Receipts to such Owner.  In
the case of a distribution
pursuant to the second
paragraph of this Article,
such Receipts shall be
legended in accordance with
applicable U.S. laws, and
shall be subject to the
appropriate restrictions on
sale, deposit, cancellation,
and transfer under such laws.

	If the Depositary
determines in its discretion,
after consultation with the
Company, that it is not lawful
and feasible to make such
rights available to all or
certain Owners, it may sell the
rights, warrants or other
instruments in proportion to
the number of American De-
positary Shares held by the
Owners to whom it has
determined it may not lawfully
or feasibly make such rights
available, and allocate the
net proceeds of such sales (net
of the fees of the Depositary
as provided in Section 5.9 of
the Deposit Agreement and all
taxes and governmental charges
payable in connection with
such rights and subject to the
terms and conditions of this
Deposit Agreement) for the
account of such Owners
otherwise entitled to such
rights, warrants or other
instruments, upon an averaged
or other practical basis
without regard to any distinc-
tions among such Owners
because of exchange re-
strictions or the date of
delivery of any Receipt or
otherwise.

	The Depositary will not
offer rights to Owners unless
both the rights and the
securities to which such
rights relate are either
exempt from registration under
the Securities Act of 1933 with
respect to a distribution to
Owners or are registered under
the provisions of such Act.
If an Owner of Receipts
requests distribution of
warrants or other instruments,
notwithstanding that there has
been no such registration
under such Act, the Depositary
shall not effect such dis-
tribution unless it has
received an opinion from
recognized counsel in the
United States for the Issuer
upon which the Depositary may
rely that such distribution to
such Owner is exempt from such
registration.

	The Depositary shall not
be responsible for any failure
to determine that it may be
lawful or feasible to make such
rights available to Owners in
general or any Owner in par-
ticular.

15.  RECORD DATES.
	Whenever any cash
dividend or other cash
distribution shall become
payable or any distribution
other than cash shall be made,
or whenever rights shall be
issued with respect to the
Deposited Securities, or
whenever for any reason the De-
positary causes a change in the
number of Shares that are rep-
resented by each American
Depositary Share, or whenever
the Depositary shall receive
notice of any meeting of
holders of Shares or other
Deposited Securities, the
Depositary shall fix a record
date (a) for the determination
of the Owners of Receipts who
shall be (i) entitled to
receive such dividend,
distribution or rights or the
net proceeds of the sale
thereof or (ii) entitled to
give instructions for the
exercise of voting rights at
any such meeting, or (b) on or
after which each American
Depositary Share will
represent the changed number
of Shares, subject to the
provisions of the Deposit
Agreement.  Any record date
fixed by the Depositary
pursuant to this Article (15)
shall be as close as
practicable to the record date
fixed by the Company in respect
of the Shares or other
Deposited Securities.

16.  VOTING OF DEPOSITED
SECURITIES.
	Upon receipt of notice of
any meeting of holders of
Shares or other Deposited
Securities, if requested in
writing by the Company, the
Depositary shall, as soon as
practicable thereafter, mail
to the Owners of Receipts a
notice, the form of which
notice shall be in the sole
discretion of the Depositary,
which shall contain (a) such
information as is contained in
such notice of meeting, and (b)
a statement that the Owners of
Receipts as of the close of
business on a specified record
date will be entitled, subject
to any applicable provision of
law and of the Articles of
Association of the Company, to
instruct the Depositary as to
the exercise of the voting
rights, if any, pertaining to
the amount of Shares or other
Deposited Securities
represented by their
respective American
Depositary Shares.  Upon the
written request of an Owner of
a Receipt on such record date,
received on or before the date
established by the Depositary
for such purpose, the
Depositary shall endeavor in
so far as practicable to vote
or cause to be voted the amount
of Shares or other Deposited
Securities represented by such
American Depositary Shares
evidenced by such Receipt in
accordance with the
instructions set forth in such
request.  The Depositary
shall not vote or attempt to
exercise the right to vote that
attaches to the Shares or other
Deposited Securities, other
than in accordance with such
instructions.

17.  CHANGES AFFECTING
DEPOSITED SECURITIES.
	In circumstances where
the provisions of Section 4.3
of the Deposit Agreement do not
apply, upon any change in
nominal value, change in par
value, splitup,
consolidation, or any other
reclassification of Deposited
Securities, or upon any
recapitalization,
reorganization, merger or
consolidation, or sale of
assets affecting the Company
or to which it is a party, any
securities which shall be
received by the Depositary or
a Custodian in exchange for or
in conversion of or in respect
of Deposited Securities shall
be treated as new Deposited
Securities under the Deposit
Agreement, and American De-
positary Shares shall
thenceforth represent the new
Deposited Securities so
received in exchange or
conversion, unless additional
Receipts are delivered
pursuant to the following sen-
tence.  In any such case the
Depositary may, and shall if
the Company shall so request,
execute and deliver additional
Receipts as in the case of a
dividend on the Shares, or call
for the surrender of outstand-
ing Receipts to be exchanged
for new Receipts specifically
describing such new Deposited
Securities.

18.  LIABILITY OF THE COMPANY
AND DEPOSITARY.
	Neither the Depositary
nor the Company shall incur any
liability to any Owner or
holder of any Receipt, if by
reason of any provision of any
present or future law of the
United States or any other
country, or of any other
governmental or regulatory
authority, or by reason of any
provision, present or future,
of the Articles of Association
of the Company, or by reason
of any act of God or war or
other circumstances beyond its
control, the Depositary or the
Company shall be prevented or
forbidden from or be subject
to any civil or criminal
penalty on account of doing or
performing any act or thing
which by the terms of the
Deposit Agreement it is
provided shall be done or
performed; nor shall the
Depositary or the Company
incur any liability to any
Owner or holder of a Receipt
by reason of any
nonperformance or delay,
caused as aforesaid, in the
performance of any act or thing
which by the terms of the
Deposit Agreement it is
provided shall or may be done
or performed, or by reason of
any exercise of, or failure to
exercise, any discretion
provided for in the Deposit
Agreement.  Where, by the
terms of a distribution
pursuant to Sections 4.1, 4.2,
or 4.3 of the Deposit
Agreement, or an offering or
distribution pursuant to
Section 4.4 of the Deposit
Agreement, such distribution
or offering may not be made
available to Owners of
Receipts, and the Depositary
may not dispose of such
distribution or offering on
behalf of such Owners and make
the net proceeds available to
such Owners, then the
Depositary shall not make such
distribution or offering, and
shall allow any rights, if ap-
plicable, to lapse.  Neither
the Company nor the Depositary
assumes any obligation or
shall be subject to any
liability under the Deposit
Agreement to Owners or holders
of Receipts, except that they
agree to perform their
obligations specifically set
forth in the Deposit Agreement
without negligence or bad
faith.  The Depositary shall
not be subject to any liability
with respect to the validity
or worth of the Deposited
Securities.  Neither the
Depositary nor the Company
shall be under any obligation
to appear in, prosecute or
defend any action, suit, or
other proceeding in respect of
any Deposited Securities or in
respect of the Receipts, which
in its opinion may involve it
in expense or liability,
unless indemnity satisfactory
to it against all expense and
liability shall be furnished
as often as may be required,
and the Custodian shall not be
under any obligation
whatsoever with respect to
such proceedings, the
responsibility of the
Custodian being solely to the
Depositary.  Neither the
Depositary nor the Company
shall be liable for any action
or nonaction by it in reliance
upon the advice of or
information from legal
counsel, accountants, any
person presenting Shares for
deposit, any Owner or holder
of a Receipt, or any other
person believed by it in good
faith to be competent to give
such advice or information.
The Depositary shall not be
responsible for any failure to
carry out any instructions to
vote any of the Deposited
Securities, or for the manner
in which any such vote is cast
or the effect of any such vote,
provided that any such action
or nonaction is in good faith.
 The Depositary shall not be
liable for any acts or
omissions made by a successor
depositary whether in
connection with a previous act
or omission of the Depositary
or in connection with a matter
arising wholly after the
removal or resignation of the
Depositary, provided that in
connection with the issue out
of which such potential
liability arises the
Depositary performed its
obligations without
negligence or bad faith while
it acted as Depositary.  The
Company agrees to indemnify
the Depositary, its directors,
employees, agents and
affiliates and any Custodian
against, and hold each of them
harmless from, any liability
or expense (including, but not
limited to, the fees and
expenses of counsel) which may
arise out of acts performed or
omitted, in accordance with
the provisions of the Deposit
Agreement and of the Receipts,
as the same may be amended,
modified, or supplemented from
time to time, (i) by either the
Depositary or a Custodian or
their respective directors,
employees, agents and
affiliates, except for any
liability or expense arising
out of the negligence or bad
faith of either of them, or
(ii) by the Company or any of
its directors, employees,
agents and affiliates.  No
disclaimer of liability under
the Securities Act of 1933 is
intended by any provision of
the Deposit Agreement.

19.  RESIGNATION AND REMOVAL
OF THE DEPOSITARY; APPOINTMENT
OF SUCCESSOR CUSTODIAN.
	The Depositary may at any
time resign as Depositary
hereunder by written notice of
its election so to do delivered
to the Company, such
resignation to take effect
upon the appointment of a
successor depositary and its
acceptance of such appointment
as provided in the Deposit
Agreement.  The Depositary
may at any time be removed by
the Company by written notice
of such removal, effective
upon the appointment of a suc-
cessor depositary and its
acceptance of such appointment
as provided in the Deposit
Agreement.  Whenever the
Depositary in its discretion
determines that it is in the
best interest of the Owners of
Receipts to do so, it may
appoint a substitute or
additional custodian or
custodians.

20.  AMENDMENT.
	The form of the Receipts
and any provisions of the
Deposit Agreement may at any
time and from time to time be
amended by agreement between
the Company and the Depositary
in any respect which they may
deem necessary or desirable.
 Any amendment which shall
impose or increase any fees or
charges (other than taxes and
other governmental charges,
registration fees, cable,
telex or facsimile
transmission costs, delivery
costs or other such expenses),
or which shall otherwise
prejudice any substantial
existing right of Owners of
Receipts, shall, however, not
become effective as to
outstanding Receipts until the
expiration of thirty days
after notice of such amendment
shall have been given to the
Owners of outstanding
Receipts.  Every Owner of a
Receipt at the time any
amendment so becomes effective
shall be deemed, by continuing
to hold such Receipt, to
consent and agree to such
amendment and to be bound by
the Deposit Agreement as
amended thereby.  In no event
shall any amendment impair the
right of the Owner of any
Receipt to surrender such
Receipt and receive therefor
the Deposited Securities
represented thereby except in
order to comply with mandatory
provisions of applicable law.

21.  TERMINATION OF DEPOSIT
AGREEMENT.
	The Depositary shall at
any time at the direction of
the Company terminate the
Deposit Agreement by mailing
notice of such termination to
the Owners of all Receipts then
outstanding at least 90 days
prior to the date fixed in such
notice for such termination.
 The Depositary may likewise
terminate the Deposit
Agreement by mailing notice of
such termination to the
Company and the Owners of all
Receipts then outstanding if
at any time 90 days shall have
expired after the Depositary
shall have delivered to the
Company a written notice of its
election to resign and a
successor depositary shall not
have been appointed and
accepted its appointment as
provided in the Deposit
Agreement.  On and after the
date of termination, the Owner
of a Receipt, will upon (a)
surrender of such Receipt at
the Corporate Trust Office of
the Depositary, (b) payment of
the fee of the Depositary for
the surrender of Receipts
referred to in Section 2.5 of
the Deposit Agreement, and (c)
payment of any applicable
taxes or governmental charges,
will be entitled to delivery,
to him or upon his order, of
the amount of Deposited
Securities represented by the
American Depositary Shares
evidenced by such Receipt.  If
any Receipts shall remain
outstanding after the date of
termination, the Depositary
thereafter shall discontinue
the registration of transfers
of Receipts, shall suspend the
distribution of dividends to
the Owners thereof, and shall
not give any further notices
or perform any further acts
under the Deposit Agreement,
except that the Depositary
shall continue to collect
dividends and other
distributions pertaining to
Deposited Securities, shall
sell rights as provided in the
Deposit Agreement, and shall
continue to deliver Deposited
Securities, together with any
dividends or other
distributions received with
respect thereto and the net
proceeds of the sale of any
rights or other property, in
exchange for Receipts sur-
rendered to the Depositary
(after deducting, in each
case, the fee of the Depositary
for the surrender of a Receipt,
any expenses for the account
of the Owner of such Receipt
in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable
taxes or governmental
charges).  At any time after
the expiration of one year from
the date of termination, the
Depositary may sell the
Deposited Securities then held
under the Deposit Agreement
and may thereafter hold
uninvested the net proceeds of
any such sale, together with
any other cash then held by it
thereunder, unsegregated and
without liability for inter-
est, for the pro rata benefit
of the Owners of Receipts which
have not theretofore been sur-
rendered, such Owners
thereupon becoming general
creditors of the Depositary
with respect to such net
proceeds.  After making such
sale, the Depositary shall be
discharged from all
obligations under the Deposit
Agreement, except to account
for such net proceeds and other
cash (after deducting, in each
case, the fee of the Depositary
for the surrender of a Receipt,
any expenses for the account
of the Owner of such Receipt
in accordance with the terms
and conditions of the Deposit
Agreement, and any applicable
taxes or governmental
charges).  Upon the termina-
tion of the Deposit Agreement,
the Company shall be
discharged from all obliga-
tions under the Deposit
Agreement except for its
obligations to the Depositary
with respect to indemnifica-
tion, charges, and expenses.

22.	DISCLOSURE OF INTERESTS.
	The Company may from time
to time request Owners to pro-
vide information as to the
capacity in which such Owners
own or owned Receipts and
regarding the identity of any
other persons then or
previously interested in such
Receipts and the nature of such
interest and various other
matters.  Each Owner agrees to
provide any information
requested by the Issuer or the
Depositary pursuant to Section
3.4 of the Deposit Agreement.
 The Depositary agrees to
comply, at the Companys ex-
pense, with reasonable written
instructions given by the Com-
pany requesting that the
Depositary forward any such
receipts to the Owners and to
forward to the Company any such
responses to such requests re-
ceived by the Depositary.

23.	COMPLIANCE WITH U.S.
SECURITIES LAWS.
	Notwithstanding anything
in the Deposit Agreement to the
contrary, the Company and the
Depositary each agrees that it
will not exercise any rights
it has under the Deposit Agree-
ment to prevent the withdrawal
or delivery of Deposited Secu-
rities in a manner which would
violate the U.S. securities
laws, including, but not
limited to, Section I.A.(1) of
the General Instructions to
the Form F6 Registration
Statement, as amended from
time to time, under the
Securities Act of 1933.

















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